UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0618660 (I.R.S. Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046

(Address of principal executive offices) (Zip code)

(281) 406-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2015, the Board of Directors of Parker Drilling Company (the “Company”) elected Peter Fontana as a Class II member of the Company’s Board of Directors (the “Board”), with a term expiring at the annual meeting of stockholders to be held in 2016. In addition, the Board appointed Mr. Fontana as a member of the Audit Committee of the Board. There is no arrangement or understanding between Mr. Fontana and any other persons pursuant to which he was elected as a director.

Mr. Fontana, age 68, retired in 2013 from Weatherford International, plc ("Weatherford"). From 2013 to 2014, he served as a consultant to Weatherford. From 2010 until 2013 Mr. Fontana served Weatherford's Chief Operating Officer. Mr Fontana joined Weatherford as Director, Project Management in December 2004 and was appointed Vice President, Latin America in November 2005, a position he held until July 2009 when he was appointed as Senior Vice President, Western Hemisphere. Prior to joining Weatherford, Mr. Fontana held progressive management positions at Baker Hughes Incorporated, Forasol/Foramer, The Western Company of North America and Geofrac. Mr. Fontana holds a Master's of Business Administration from Southern Methodist University.

As a former senior executive with over 30 years' experience in the drilling and oilfield services industries, the Board believes Mr. Fontana brings significant operational and business experience to the Company.

Upon his appointment, Mr. Fontana was granted 8,902 restricted stock units pursuant to the Company’s 2010 Long Term Incentive Plan as Amended and Restated, all of which will vest on the one-year anniversary date of the award. Mr. Fontana will be entitled to the same annual compensation as the registrant’s other non-employee directors who also serve on the Audit Committee. See the information under “Director Compensation” on page 18 of the registrant’s proxy statement dated March 27, 2015, for additional information.

A copy of the Company’s press release announcing the appointment of Mr. Fontana to the Board of Directors is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
The following exhibit is furnished herewith:

99	Press release dated September 1, 2015, issued by the Registrant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date: September 1, 2015	By:	/s/ Christopher T. Weber
Christopher T. Weber
Senior Vice President and Chief Financial Officer